Long-Term Payment Obligation	3 Months Ended
Mar. 31, 2015
Related Party Transactions [Abstract]
Long-Term Payment Obligation

7. Long-Term Payment Obligation

Hirsch Acquisition – Secure Keyboards and Secure Networks. Prior to the 2009 acquisition of Hirsch Electronics Corporation (“Hirsch”) by the Company, effective November 1994, Hirsch had entered into a settlement agreement (the “1994 Settlement Agreement”) with two limited partnerships, Secure Keyboards, Ltd. (“Secure Keyboards”) and Secure Networks, Ltd. (“Secure Networks”). At the time, Secure Keyboards and Secure Networks were related to Hirsch through certain common shareholders and limited partners, including Hirsch’s then President Lawrence Midland, who resigned as President of the Company effective July 31, 2014. Immediately following the acquisition, Mr. Midland owned 30% of Secure Keyboards and 9% of Secure Networks. Secure Networks was dissolved in 2012 and Mr. Midland owned 24.5% of Secure Keyboards upon his resignation effective July 31, 2014.

On April 8, 2009, Secure Keyboards, Secure Networks and Hirsch amended and restated the 1994 Settlement Agreement to replace the royalty-based payment arrangement under the 1994 Settlement Agreement with a new, definitive installment payment schedule with contractual payments to be made in future periods through 2020 (the “2009 Settlement Agreement”). The Company was not an original party to the 2009 Settlement Agreement as the acquisition of Hirsch occurred subsequent to the 2009 Settlement Agreement being entered into. The Company has, however, provided Secure Keyboards and Secure Networks with a limited guarantee of Hirsch’s payment obligations under the 2009 Settlement Agreement (the “Guarantee”). The 2009 Settlement Agreement and the Guarantee became effective upon the acquisition of Hirsch on April 30, 2009. The Company’s annual payment to Secure Keyboards and Secure Networks in any given year under the 2009 Settlement Agreement is subject to an increase based on the percentage increase in the Consumer Price Index during the previous calendar year.

The final payment to Secure Networks was made on January 30, 2012 and the final payment to Secure Keyboards is due on January 30, 2021. The Company’s payment obligations under the 2009 Settlement Agreement will continue through the calendar year period ending December 31, 2020, unless the Company elects at any time on or after January 1, 2012 to earlier satisfy its obligations by making a lump-sum payment to Secure Keyboards. The Company does not intend to make a lump-sum payment and therefore a portion of the payment obligation amount is classified as a long-term liability.

The Company included $0.1 million of interest expense during the three months ended March 31, 2015 and 2014 in its condensed consolidated statements of operations for interest accreted on the long-term payment obligation.

The ongoing payment obligation in connection with the Hirsch acquisition as of March 31, 2015 is as follows (in thousands):

2015 (remaining nine months)	$877
2016	1,205
2017	1,253
2018	1,304
2019	1,356
Thereafter	1,892
Present value discount factor	(1,855)
Total	$6,032